UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 8, 2017

ALEXION PHARMACEUTICALS, INC.
-----------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
------------------	------------------	---------------
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 College Street, New Haven, Connecticut 06510
---------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 475 230-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2017, the Board of Directors of Alexion Pharmaceuticals, Inc. appointed Francois Nader, MD to Alexion’s Board of Directors. Alexion also announced that Michele Burns notified the Board that she will not stand for re-election at Alexion's 2018 annual meeting of shareholders.

There are no transactions and no proposed transactions between Dr. Nader (or any member of such individual's immediate family) and Alexion (or any of its subsidiaries), and there is no arrangement or understanding between Dr. Nader and any other person or entity pursuant to which such individual was appointed as a director of Alexion.

Dr. Nader will receive compensation for his service on the Board of Directors in accordance with Alexion’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors is included in Alexion’s proxy statement on Schedule 14A for the 2017 annual meeting of shareholders, filed with the SEC on March 31, 2017.

A copy of Alexion's press release announcing the appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Dr. Nader served as President, Chief Executive Officer, and Executive Director of NPS Pharma from 2008 to 2015. Prior to NPS, Pharma Dr. Nader was a venture partner at Care Capital, a venture capital firm. He previously served on the North America Leadership Team of Aventis Pharma and its predecessor companies, holding a number of executive positions in integrated healthcare markets and medical and regulatory affairs. Dr. Nader currently serves as non-executive chairman of Acceleron Pharma Inc. and on the boards of Advanced Accelerator Applications, SA, Clementia Pharmaceuticals Inc., and private company AaRETT Neuroscience. Dr. Nader earned his French Doctorate in Medicine from St. Joseph University in Lebanon and a physician executive MBA from the University of Tennessee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated November 8, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2017	ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Senior Vice President of Law and Corporate Secretary